                              LETTER OF TRANSMITTAL

                          EAGLE-PICHER INDUSTRIES, INC.

                    OFFER TO EXCHANGE ALL OF ITS OUTSTANDING
                    9 3/8% SENIOR SUBORDINATED NOTES DUE 2008
              FOR UP TO $220,000,000 AGGREGATE PRINCIPAL AMOUNT OF
               ITS NEW 9 3/8% SENIOR SUBORDINATED NOTES DUE 2008
                   PURSUANT TO THE PROSPECTUS DATED MAY , 1998

--------------------------------------------------------------------------------
     THE  EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY  TIME, ON
            , 1998, UNLESS EXTENDED OR TERMINATED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

                                       By Facsimile
By Hand or Overnight Courier   (eligible institutions only):   By Registered or Certified Mail:
       101 Barclay Street,             (212) 815-6339                 101 Barclay Street,
      Corporate Trust Window                                      New York, New York 10286
           Ground Level                                        Attn: Reorganization Section, 7E;
     New York, New York 10286    To Confirm Facsimile or for       Santino Ginocchietti
  Attn: Reorganization Section,       Information Call:
     7E; Santino Ginocchietti          (212) 815-2963



DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID TENDER OF EAGLE-PICHER INDUSTRIES, INC. 9 3/8% SENIOR SUBORDINATED NOTES DUE 2008 (THE "INITIAL NOTES").

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus (as defined below).

     This Letter of Transmittal is to be used by registered holders of Initial Notes ("Holders") if: (i) certificates representing Initial Notes are to be physically delivered to the Exchange Agent by such Holders; (ii) tender of Initial Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer
Facility") pursuant to the procedures set forth in the Prospectus, dated May   ,
1998 (as the same may be amended from time to time, the "Prospectus") under the caption "The Notes Exchange Offer--Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Initial Notes or (iii) delivery of Initial Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Notes Exchange Offer--Guaranteed Delivery Procedures," and, in each case, instructions are not being transmitted through the DTC.

     Automated Tender Program ("ATOP"). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "Method of Delivery" by checking one of the three boxes therein and supplying the appropriate information, (ii) complete the box entitled "Description of Initial Notes," (iii) if such Holder is a Participating Broker-Dealer (as defined below) and wishes to receive additional copies of the Prospectus for delivery in connection with resales of Exchange Notes (as defined below), check the applicable box, (iv) sign this Letter of Transmittal by completing the box entitled "Please Sign Here," (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions" and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to the completing this Letter of Transmittal. See "The Notes Exchange Offer--Procedures For Tendering" in the Prospectus.

     Holders of Initial Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

     If Holders desire to tender Initial Notes pursuant to the Exchange Offer and (i) certificates representing such Initial Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Initial Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Initial Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Notes Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below.

     A Holder having Initial Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contract such broker, dealer, commercial bank, trust company or other nominee if they desire to accept the Exchange Offer with respect to the Initial Notes so registered.

     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF INITIAL NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 11 below.

--------------------------------------------------------------------------------
 METHOD OF DELIVERY
--------------------------------------------------------------------------------
[ ] CHECK HERE IF CERTIFICATES FOR TENDERED INITIAL NOTES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ____________________________________________

     Account Number:  ________________   Transaction Code Number: ______________

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 2 BELOW AND COMPLETE THE FOLLOWING:

        Name of Registered Holder(s):___________________________________________
        Window ticket No. (if any): ____________________________________________
        Date of Execution of Notice of Guaranteed Delivery: ____________________ Name of Eligible Institution that Guaranteed Delivery:__________________ If Delivered by Book-Entry Transfer (yes or no): _______________________

        Account Number:  ________________   Transaction Code Number: ___________

--------------------------------------------------------------------------------

     List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal.

--------------------------------------------------------------------------------
DESCRIPTION OF INITIAL NOTES
--------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF                           AGGREGATE          AGGREGATE
   HOLDER(S) (PLEASE             CERTIFICATE       PRINCIPAL AMOUNT  PRINCIPAL AMOUNT
   FILL IN, IF BLANK)             NUMBER(S)          REPRESENTED         TENDERED
-------------------------------------------------------------------------------------
                              -------------------------------------------------------
                              -------------------------------------------------------
                              -------------------------------------------------------
                              -------------------------------------------------------
                              -------------------------------------------------------
                              -------------------------------------------------------
                                 TOTAL
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR PARTICIPATING BROKER-DEALERS ONLY
--------------------------------------------------------------------------------

[ ] CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND, DURING THE NINE-MONTH PERIOD FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFER, 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS INITIAL NOTES AND EXCUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)

PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS:

NAME: __________________________________________________________________________

ADDRESS: _______________________________________________________________________

TELEPHONE NO.: _________________________________________________________________

FACSIMILE NO.: _________________________________________________________________

--------------------------------------------------------------------------------


                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated May , 1998 (as the same may be amended from time to time, the "Prospectus" and, together with this Letter of Transmittal, the "Exchange Offer"), of Eagle-Picher Industries, Inc., an Ohio corporation (the "Company") and this Letter of Transmittal and the instructions hereto, which together constitute Company's offer to exchange $1,000 principal amount of its 9 3/8% Senior Notes due 2008 (the "Exchange Notes") of the Company, upon the terms and subject to the conditions set forth in The Exchange Offer, for each $1,000 principal amount of their outstanding 9 3/8% Senior Notes due 2008 (the "Initial Notes").

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Initial Notes with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Initial Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Initial Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) present such Initial Notes for transfer of ownership on the books of the Company or the trustee under the Indenture (the "Trustee") and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Initial Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Initial Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Initial Notes tendered hereby or transfer ownership of such Initial Notes on the account books maintained by the book-entry transfer facility.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Notes Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Company, in whole or in part, in the reasonable discretion of the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown above.

     THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED INITIAL NOTES DIRECTLY FROM THE COMPANY FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR ANY PERSON THAT IS AN "AFFILIATE" OF THE COMPANY OR EAGLE-PICHER HOLDINGS, INC. ("PARENT") WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED INITIAL NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APLICABLE SECURITIES LAWS.

     The undersigned, if the undersigned is a beneficial holder, represents (or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Initial Notes (the "Beneficial Owner") stating) that, (i) the Exchange Notes to be acquired in connection with the Exchange Offer by the Holder and each Beneficial Owner of the Initial Notes are being acquired by the Holder and each such Beneficial Owner in the ordinary course of their business, (ii) the Holder and each such Beneficial Owner are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes, (iii) the Holder and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes cannot rely on the interpretations of the staff of the Commission discussed in the Prospectus under the caption "The Notes Exchange Offer--Purpose and Effect of the Notes Exchange Offer" and may only sell the Exchange Notes acquired by such person pursuant to a registration statement containing the selling securityholder information required by Item 507 of Regulation S-K under the Securities Act, (iv) if the Holder is a broker-dealer that acquired Initial Notes as a result of market-making activities or other trading activities, it will deliver a prospectus in connection with any resale of Exchange Notes acquired in the Exchange Offer (but by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act) and (v) neither the Holder nor any such Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or of Parent or is a broker-dealer who purchased Initial Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act.

     EACH BROKER-DEALER WHO ACQUIRED INITIAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH INTIAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

     EACH PARTICIPATING BROKER-DEALER SHOULD CHECK THE BOX HEREIN UNDER THE CAPTION "FOR PARTICIPATING BROKER-DEALERS ONLY" IN ORDER TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS INITIAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. IF NO PARTICIPATING BROKER-DEALERS CHECK SUCH BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED SUCH BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY HOLDERS WITH ANY NOTICES TO SUSPEND OR RESUME USE OF THE PROSPECTUS.

     The undersigned understands that tenders of the Initial Notes pursuant to any one of the procedures described under "The Notes Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Initial Notes may be withdrawn at any time prior to 5:00 p.m. on the Expiration Date in accordance with the terms of the Exchange Offer.

     The undersigned understands that by tendering Initial Notes pursuant to one of the procedures described under "The Notes Exchange Offer--Procedures for Tendering" in the Prospectus and the instructions hereto, the tendering Holder will be deemed to have waived the right to receive any payment in respect of interest on the Initial Notes accrued up to the date of issuance of the Exchange Notes.

     The undersigned also understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Initial Notes that remain outstanding subsequent to the Expiration Date in the open market, in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned understands that the delivery and surrender of the Initial Notes is not effective, and the risk of loss of the Initial Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Initial Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Initial Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that Exchange Notes be issued in the name(s) of the undersigned (or, in the case of Initial Notes delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby requests that any Initial Notes representing principal amounts not tendered or not accepted for exchange and Exchange Notes be delivered to the undersigned at the address(es) shown above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Initial Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Initial Notes so tendered.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE

         (TO BE COMPLETED BY ALL HOLDERS OF INITIAL NOTES REGARDLESS OF WHETHER INITIAL NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the Holder(s) of Initial Notes exactly as their name(s) appear(s) on certificate(s) for Initial Notes or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Initial Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

If the signature appearing below is not of the record holder(s) of the Initial Notes, then the record holder(s) must sign a valid bond power.

X  _____________________________________________________________________________

X  _____________________________________________________________________________
  SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

DATE: __________________________________________________________________________

NAME: __________________________________________________________________________

CAPACITY: ______________________________________________________________________

ADDRESS: _______________________________________________________________________

         _______________________________________________________________________
         (INCLUDING ZIP CODE)

AREA CODE AND TELEPHONE NO.: ___________________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[ ] CHECK HERE IF YOU ARE A BROKER DEALER WHO ACQUIRED THE INITIAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

NAME: __________________________________________________________________________

ADDRESS: _______________________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)

     (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)

________________________________________________________________________________
(NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNITURES)

________________________________________________________________________________
ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF FIRM)

________________________________________________________________________________
(AUTHORIZED SIGNITURE)

________________________________________________________________________________
(PRINTED NAME)
________________________________________________________________________________
(TITLE)

DATE: __________________________________________________________________________

--------------------------------------------------------------------------------

----------------------------------------------      --------------------------------------------

        SPECIAL ISSUANCE INSTRUCTIONS                      SPECIAL DELIVERY INSTRUCTIONS
      (SEE INSTRUCTIONS 3, 4, 5 and 7)                      (SEE INSTRUCTIONS 4 AND 9)

  To be completed  ONLY if Initial Notes in            To be completed  ONLY if Initial Notes
  a  principal  amount not  tendered or not            in a principal  amount not tendered or
  accepted  for  exchange  are to be issued            not  accepted for exchange or Exchange
  in the name of, or Exchange  Notes are to            Notes are to be sent to someone  other
  be issued in the name of,  someone  other            than the  persons  whose  signature(s)
  than  the   person   or   persons   whose            appear(s)   within   this   letter  of
  signature(s)    appear(s)   within   this            transmittal    or   to   an    address
  Letter of Transmittal.                               different  from that  shown in the box
                                                       entitled   "Description   of   Initial
                                                       Notes"    within    this   Letter   of
                                                       Transmittal.
Issue   [ ]  Initial Notes
        [ ]  Exchange Notes
        (check as applicable)
                                                      Issue [ ] Initial Notes
                                                            [ ] Exchange Notes
  Name ___________________________________                  (check as applicable)
               (Please Print)

                                                      Name __________________________________
  Address_________________________________                        (Please Print)

__________________________________________            Address________________________________
             (Include Zip Code)

                                                      ________________________________________
__________________________________________                      (Include Zip Code)
    (Tax Identification or Social
             Security Number)
    (SEE SUBSTITUTE FORM W-9 HEREIN)

  Credit Initial Notes not tendered or not exchanged by book entry transfer to the Book Entry Transfer Facility account setbelow:

___________________________________________
      (Book Entry Transfer Facility
              Account Number)

  Credit  Exchange  Notes to the Book Entry
  Transfer Facility account set below:

______________________________________________
    (Book Entry Transfer Facility Account
                   Number)

----------------------------------------------      --------------------------------------------



                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR INITIAL NOTES OR BOOK-ENTRY CONFIRMATION; WITHDRAWAL OF TENDERS.

     To tender Initial Notes in the Exchange Offer, physical delivery of certificates for Initial Notes or confirmation of a book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Initial Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an Agent's Message, and any other Documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m. New York time on the Expiration Date. Tenders of Initial Notes in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING INITIAL NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF INITIAL NOTES WILL BE ACCEPTED. Except as otherwise provided below, the delivery will be made when actually received by the Exchange Agent. THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR THE INITIAL NOTES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY, THE TRUSTEE OR DTC.

     Initial Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m. New York time on the Expiration Date. In order to be valid, notice of withdrawal of tendered Initial Notes must comply with the requirements set forth in the Prospectus under the caption "The Notes Exchange Offer--Withdrawal of Tenders."

2.   GUARANTEED DELIVERY PROCEDURES.

     If Holders desire to tender Initial Notes pursuant to the Exchange Offer and (i) certificates representing such Initial Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Initial Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of Initial Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Notes Exchange Offer--Guaranteed Delivery Procedures."

     Pursuant to the guaranteed delivery procedures:

     (i) such tender must be made by or through an Eligible Institution;

     (ii) prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution at one of the addresses set forth on the cover of this Letter of Transmittal a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission mail or hand delivery) in substantially the form provided with the Prospectus, setting forth the name(s) and address(es) of the registered Holder(s) and the principal amount of Initial Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days from the date of the Notice of Guaranteed Delivery, the Letter of Transmittal (or a manually signed facsimile thereof) properly completed and duly executed, or, in the case of a book-entry transfer an Agent's Message together with certificates representing the Initial Notes (or confirmation of book-entry transfer of such Initial Notes into the Exchange Agent's account at a Book Entry Transfer Facility), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Exchange Agent; and

     (iii) this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, together with certificates for all Initial Notes in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Initial Notes), and any other required documents must be received by the Exchange Agent within three NYSE trading days after the date of such Notice of Guaranteed Delivery.

3.   PARTIAL TENDERS.

     If less than the entire principal amount of any Initial Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Initial Notes" herein. The entire principal amount represented by the certificates for all Initial Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire principal amount of all Initial Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

4. SIGNATURES ON THIS LETTER OF TRANSMITAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE 0F SIGNATURES.

     If this Letter of Transmittal is signed by the Holder(s) of the Initial Notes tendered hereby the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the Initial Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Initial Notes.

     If any of the Initial Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Initial Notes are registered in client names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this Letter of transmittal or any certificates for Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Initial Notes tendered herewith (or by a participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Initial Notes) and certificates for Exchange Notes or for any Initial Notes for principal amounts not tendered or not accepted for exchange are to be issued directly to such Holder(s) or, if tendered by a participant in one of the Book-Entry Transfer Facilities, any Initial Notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at such Book-Entry Transfer Facility and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or
(ii) such Initial Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING INITIAL NOTES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Initial Notes tendered or transmit a separate, properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Initial Notes, and, with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Initial Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution.

     Endorsements on certificates for Initial Notes and signatures on bond powers provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

5.   SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate in the applicable box or boxes the name and address to which Initial Notes for principal amounts not tendered or not accepted for exchange or certificates for Exchange Notes, if applicable, are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated.

6.   TAXPAYER IDENTIFICATION NUMBER.

     Each tendering Holder is required to provide the Exchange Agent with the Holder's social: security or Federal employer identification number, on Substitute Form W-9 which is provided under "Important Tax Information" below, or alternatively to establish another basis for exemption from backup withholding. A Holder must cross out Item (2) in the Certification box in Part III of Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject such Holder to 31% Federal backup withholding tax on any payment made to the Holder with respect to the Exchange Offer. The appropriate box in Part I of Substitute Form W-9 should be checked if the tendering or consenting Holder has not been issued a Taxpayer Identification Number ("TIN") and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I of Substitute Form W-9 is checked, the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold 31% on all such payments of the Exchange Notes until a TIN is provided to the Exchange Agent.

7.   TRANSFER TAXES.

     The Company will pay all transfer taxes applicable to the exchange and transfer of lnitial Notes pursuant to the Exchange Offer, except if (i) deliveries of certificates for Initial Notes for principal amounts not tendered or not accepted for exchange are registered or issued in the name of any person other than the Holder of

Initial Notes tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or
(iii) a transfer tax is imposed for any reason other than the exchange of Initial Notes pursuant to the Exchange Offer, in which case the amount of any transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of taxes will be billed directly to such tendering Holder.

8.   IRREGULARITIES.

     All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Initial Notes will be determined by the Company, in its sole discretion which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF INITIAL NOTES WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any and all tenders of Initial Notes that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Initial Notes. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Initial Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Initial Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by the Company or cured by the Holder) will not constitute a valid tender of Initial Notes and will not entitle the Holder to Exchange Notes. None of the Company, the Trustee, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Initial Notes, or incur any liability to Holders for failure to give any such notice.

9.   WAIVER OF CONDITIONS.

     The Company reserves the right, in its reasonable discretion, to amend or waive any of the conditions to the Exchange Offer.

10.  MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR INITIAL NOTES.

     Any Holder whose certificates for Initial Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth on the cover of this Letter of Transmittal for the Exchange Agent.

11.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering Initial Notes and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents may be directed to the Exchange Agent, whose address and telephone number appear on the cover of this Letter of Transmittal.

                            IMPORTANT TAX INFORMATION

     Under Federal income tax laws, a Holder who tenders Initial Notes prior to receipt of the Exchange Notes is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service ("IRS") and payments, including any Exchange Notes, made to such Holder with respect to Initial Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders (including among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                         PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments, including any Exchange Notes, made with respect to Initial Notes exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that
(A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, and (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Initial Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------
                   PAYOR'S NAME: EAGLE-PICHER INDUSTRIES, INC.
--------------------------------------------------------------------------------

                            PAYEE INFORMATION (Please print or type):
                            Individual or business name (if joint account list first and circle the name of person or entity whose number you furnish in Part 1 below):

                           ---------------------------------------------------------------------------

   SUBSTITUTE              Check appropriate box:
    Form W-9               [ ] Individual/Sole Proprietor  [ ] Corporation [ ] Partnership [ ] Other
Department of the
Treasury Internal          _________________________________________________________________________
Revenue  Service           Address

                           _________________________________________________________________________
                           City, State and Zip Code

                           _________________________________________________________________________

                           _________________________________________________________________________


                           PART I TAXPAYER IDENTIFICATION NUMBER             Social security number:
                           ("TIN"): Enter your TIN in the box at right.
                           For individuals this is your social security      _______________________
                           number; for other entities it is your
                           employer identification number. Refer to the
                           chart on page 1 of the Guidelines for
                           Certification of Taxpayer Identification          Employer identification
                           Number on Substitute Form W-9 (the                number:
                           "Guidelines") for further clarification. If
                           you do not have a TIN, see instructions on        ________________________
                           how to obtain a TIN on page 2 of the
                           Guidelines, check the appropriate box below
                           indicating that you have applied for a TIN
                           and, in addition to the Part III                  APPLIED FOR TIN [ ]
                           Certification, sign the attached
                           Certification of Awaiting Taxpayer
                           Identification Number.

                           ------------------------------------------------------------------------

                           PART II Payees Exempt From Backup Withholding: Check box. (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):
                                                                                         Exempt [ ]
---------------------------------------------------------------------------------------------------
REQUEST FOR TAXPAYER        PART III  CERTIFICATION:  You must  cross  out item 2 below if you
IDENTIFICATION NUMBER       have been  notified by the  Internal  Revenue  Service (the "IRS")
AND CERTIFICATION           that you are currently  subject to backup  withholding  because of underreporting interest or dividends on your tax
                            return (See page 2 of the Guidelines for further
                            clarification).

                            Under penalties of perjury, I certify that:

                            1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and

                            2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                            Signature: ___________________________ Date:______________________

------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED
           THE BOX "APPLIED FOR TIN" IN PART I OF SUBSTITUTE FORM W-9

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a TIN to the payor within 60 days of submitting this Substitute Form W-9 and that if I do not provide a TIN to the payor within 60 days, the payor is required to withhold 31% of all reportable payments thereafter to me until I furnish the payor with a TIN.

Signature: ________________________________________ Date: ______________________

--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                          NUMBER ON SUBSTITUTE FORM W-9

A. TIN--The Taxpayer Identification Number for most individuals is their social security number. Refer to the following chart to determine the appropriate number:

------------------------------------------------------------------------------------------
                                                GIVE THE SOCIAL SECURITY OR EMPLOYER
FOR THIS TYPE OF ACCOUNT:                       IDENTIFICATION NUMBER OF:
------------------------------------------------------------------------------------------

1.  Individual                                  The individual

2.  Two or more individuals (joint              The  actual  owner  of the  account  or,  if
    account)                                    combined funds,  the first individual on the
                                                account (1)

3.  Custodian account of a minor                The minor(2)
    (Uniform Gift to Minors Act)

4.  a. Revocable savings trust (grantor         The grantor-trustee(1)
       is also trustee)

    b. So-called trust account that is          The actual owner(1)
       not a legal or valid trust under
       State law

5.  Sole proprietorship                         The owner(3)

6.  A valid trust, estate or pension            Legal entity(4)
    trust

7.  Corporate                                   The corporation

8.  Association, club, religious,               The organization
    charitable, educational or other tax
    exempt organization

9.  Partnership                                 The partnership

10. A broker or registered nominee              The broker or nominee

11. Account with the Department of              The public entity
    Agriculture

--------------------------------------------------------------------------------


(1)  List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's name and social security number.

(3) Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number.

(4)  List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

B. EXEMPT PAYEES--The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part II of the form, sign and date the form.

     For this purpose, Exempt Payees include: (1) a corporation; (2) an organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7); (3) the United States or any of its agencies or instrumentalities; (4) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities; (5) a foreign government or any of its political subdivisions, agencies or instrumentalities; (6) an international organization or any of its agencies or instrumentalities; (7) a foreign central bank of issue; (8) a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.; (9) a real estate investment trust; (10) an entity or person registered at all times during the tax year under the Investment Company Act of 1940; (11) a common trust fund operated by a bank under section 584(a); and (12) a financial institution.

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C. OBTAINING A NUMBER--If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

D. PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes.

     Payers must be given the numbers whether or not payees are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.

E.  PENALTIES--

     (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includable payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

     (3) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (4) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                        INSTRUCTIONS TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
                                       OF
                     9 3/8% SENIOR SUBORDINATED NOTES DUE 2008
                                       OF
                          EAGLE-PICHER INDUSTRIES, INC.

     The undersigned hereby acknowledges receipt of the Prospectus dated May , 1998 (the "Prospectus") of Eagle-Picher Industries, Inc., an Ohio corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 9 3/8% Senior Subordinated Notes due 2008 (the "Exchange Notes") for each $1,000 in principal amount of its outstanding 9 3/8% Senior Subordinated Notes due 2008 (the "Initial Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Initial Notes held by you for the account of the undersigned.

     The aggregate face amount of the Initial Notes held by you for the account of the undersigned is (fill in amount):

     $____________ of the 9 3/8% Senior Subordinated Notes due 2008.

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [ ] To TENDER the following Initial Notes held by you for the account of the undersigned (insert principal amount of Initial Notes to be tendered*, if any):

     * The minimum permitted tender is $1,000 in principal amount of Initial Notes. All tenders must be in integral multiples of $1,000 of principal amount.

     [ ] NOT to TENDER any Initial Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Initial Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), including but not limited to representations to the effect that (i) the undersigned's principal residence is in the state of (fill in state) _________________, (ii) the undersigned is acquiring the Exchange Notes in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution (within the meaning of the Securities Act) of the Exchange Notes, (iv) except as otherwise disclosed in writing herewith, the undersigned acknowledges that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Notes Exchange Offer--Purpose and Effect of the Notes Exchange Offer"; (b) to make such agreements, representations and warranties on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as may be necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Initial Notes.

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--------------------------------------------------------------------------------

                                    SIGN HERE

Name of Beneficial Owner(s): ___________________________________________________

Signature(s): __________________________________________________________________

Name(s) (please print): ________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Telephone Number:_______________________________________________________________

Taxpayer Identification or Social Security Number: _____________________________

Date: __________________________________________________________________________

--------------------------------------------------------------------------------

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